Investment in Associate and Investments in Investees	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about investment property [abstract]
INVESTMENT IN ASSOCIATE AND INVESTMENTS IN INVESTEES

NOTE 9:-	INVESTMENT IN ASSOCIATE AND INVESTMENTS IN INVESTEES

a.	Investment in Lara:

On June 15, 2014, a definitive investment agreement was signed between the Company and Lara, an Israeli company that operates in the field of medical cannabis, which determined, among others, that the Company will invest in Lara up to a total of $1.5 million, subject to the fulfillment of several prerequisites (the "Investment Agreement"). Under the Investment Agreement, the Company undertook to transfer to Lara an initial investment amount of $800 thousand against shares that will represent about 48% of Lara's issued and outstanding share capital (approximately 27% on a fully diluted basis). In May 2016, following various claims that the parties held against each other, the Company and Lara signed a settlement and termination agreement (the "Settlement Agreement"). Under the Settlement Agreement, the parties agreed that the Company will continue to hold approximately 27% of Lara's share capital, and that it will be released from making the remaining payments under the Investment Agreement and all other terms of the Investment Agreement will have no further binding effect.

Pursuant to the Settlement Agreement, the Company's representative on Lara's board of directors resigned. Also, the Company doesn't have the right to appoint a director. Accordingly, the Company no longer has significant influence over Lara. As of December 31, 2018, the balance of the investment in Lara is $0.

b.	Sale of Orimmune Bio Ltd. and the Termination of the Hadasit License Agreement:

On June 22, 2016, the Company entered into a share transfer agreement (the "Transfer Agreement") with its then wholly owned subsidiary, Orimmune Bio Ltd. ("Orimmune") and Karma Link Ltd. (the "Buyer"), whereby the Company will sell its interests in Orimmune to the Buyer and use its best efforts transfer to Orimmune and assign its rights in the Anti-CD3 technology (which was in-licensed by the Company from Hadasit Medical Research Services & Development Ltd., ("Hadasit") and certain internally developed assets and technology relating thereto) (the "License"), assist in obtaining all the necessary approvals for such technology transfer, in return to a predetermined rate (which is a low double-digit number) of all receipts which the Buyer will receive from Orimmune or from third parties in connection with the shares and/or assets of Orimmune, up to an aggregate of approximately $10 million. For each receipt in excess of said aggregate amount, the Company will be entitled to a lower rate determined therefrom (also a low double-digit number). During the interim period until the completion of the License assignment process, among others, the Buyer will bear certain of the payments in respect of the License and/or resulting therefrom (including payments for holding the patents under the License and including payments for a pending patent opposition proceeding involving the License).

In August 2016, the Transfer Agreement was executed, and no consideration was paid to the Company at such time. The Transfer Agreement included a mechanism in which the Company is entitled to receive future compensation in the event of, and based on, Orimmune's future sale to a third party. As a result of the loss of control, the Company recorded a capital gain in the amount of $34 thousand.

During May 2017, an amendment to the Transfer Agreement was signed (the "Orimmune Amendment") between the Company, the Buyer and Orimmune, in which the parties acknowledged that the Company's discussions with Hadasit regarding the possibility of assigning the License to Orimmune, as contemplated in the Transfer Agreement, have yet to mature into an agreement with Hadasit, due to Hadasit's objection to the proposed assignment. As a gesture of good faith, the Company agreed to bear certain fees expenses related to the License incurred prior to the date hereof in the amount of $60 thousand, which were paid to Orimmune. In addition, during a period of 6 months commencing as of the date of the Orimmune Amendment, the Company agreed to bear certain additional fees and expenses related to the License. It was determined that such additional amounts will not exceed $15 thousand. All such additional fees and expenses shall be coordinated and approved by Company in advance.

The Orimmune Amendment further emphasized that in the event that the parties were unable to successfully assign the License within such 6-month period, the Company would be deemed to have satisfied its obligation to use reasonable commercial efforts according to the Transfer Agreement. In consideration of the foregoing, it was agreed to increase the percentages of the predetermined rate of all receipts which the Buyer will receive from the Orimmune or from third parties in connection with the shares and/or assets of the Orimmune.

Following further discussions between the Company and Hadasit held during 2017, and through the first quarter of 2018, after not succeeding in assigning the License to the Buyer, on March 29, 2018, the Company and Hadasit signed a mutual termination agreement (the "Termination Agreement") of the License. According to the Termination Agreement, among others, the License (and its related historic consulting agreements associated with the License) shall be terminated as of that date, and will not have any further force and effect, except for certain matters as prescribed under the Termination Agreement. In addition, payment to Hadasit of outstanding amount was set, and with respect to the transfer of IP rights, Hadasit will assign to the Company all of its rights in the Hadasit/Therapix patent rights. Thereafter, the Company will re-assign to Hadasit all of its rights, title and interest in and to the Hadasit/Therapix patent rights ("Assignment of IP"). The consummation of the Assignment of IP abovementioned shall be subject to receipt of the necessary approval of the IIA.

On April 18, 2018, the Company submitted an application with the IIA to approve the Assignment of IP (the "Application"). The Company had discussions with the IIA in connection with the terms of approval of the Application, which will, inter alia, address a previous refusal received by the IIA to a request to recognize the registration of a joint patent with Hadasit, under the License, which according to the IIA did not comply with the rules and regulations with respect to use of funds received under the IIA grant. Following the above-mentioned discussions, the IIA has approved an arrangement for the joint patent registration.

On July 4, 2018, and according to the Termination Agreement, the Company paid Hadasit approximately $104 thousand due to, inter alia, accrued costs and expenses relating to the filing, prosecution and maintenance of the patent rights, license maintenance fee due to Hadasit for the years 2016 and 2017, and unpaid related consultancy fees for work performed during 2015.

On December 13, 2018, an additional amendment to the Transfer Agreement was signed (the "Additional Amendment") between the Company, the Buyer and Orimmune, under which the parties acknowledged that despite the Company's efforts and assistance in the discussions with Hadasit regarding the possibility of assigning the License to Orimmune, Orimmune chose not to enter into an agreement with Hadasit. In addition and notwithstanding the foregoing, the Company is willing to assign to Orimmune the entire right, title and interest in specific patents, subject to fulfilment of certain conditions precedent which are still in effect as of the date of this financial statement.